AMENDMENT NO. 4

TO

ASSET/SHARE PURCHASE AGREEMENT

This Amendment No. 4 (the "Amendment") dated July 19, 2021 modifies the Asset/Share Purchase Agreement, as amended, between Sharps Technology, Inc. ("Sharps" or "Buyer"), Safegard Medical (Hungary) Kft ("Safegard" or "Company"), Numan Holding Ltd ("Numan" or "Shareholder"), Cortrus Services S.A. ("Cortrus") and Latitude Investments Limited ("Latitude") originally dated June 10, 2020 ("Purchase Agreement" or "Agreement").

Sharps, Safegard, Numan, Cortrus and Latitude are collectively referred to as the "**Parties**".

WHEREAS, the Parties entered into the Purchase Agreement whereby Sharps, subject to the terms and conditions of the Purchase Agreement, received the right to purchase 100% of the Business Share or Assets of Safegard;

WHEREAS, the Purchase Agreement was amended by Amendment No. 3 on October 28, 2020 ("**Amendment No. 3**) to provide an alteration to the terms on which Sharps could exercise its right to purchase the Business Share or Assets (the "**Revised Acquisition Terms**"); and

WHEREAS, the Parties desire to further amend the terms of the Purchase Agreement as set forth below, with the understanding that all other provisions of the Purchase Agreement shall remain unchanged.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the Parties hereto agree as follows:

1. Subject to (i) the issue of the Shares and (ii) the granting of the Option (both as defined in paragraph 5 below) to the Seller by Sharps pursuant to paragraph 5 of this Amendment and receipt thereof by the Seller, the Parties agree that the definition of "Closing Date" in Section 1 of the Purchase Agreement, as amended by Amendment No. 3 be deleted in its entirety and replaced with the following wording:

   "**Closing Date**" means the date specified in the Exercise Note pursuant to Section 7.10 (as amended in this Amendment), with such Closing Date being no later than 5 pm European Standard Time on February 28, 2022.

2. The Parties agree that this Amendment constitutes the Exercise Notice from Sharps to each Seller Party pursuant to Section 7.10 of the Purchase Agreement (as amended, including by Amendment No. 3) confirming Sharps' decision to exercise its option to purchase the Business Share under the Purchase Agreement (as amended including by Amendment No. 3). This Exercise Notice shall be deemed to be provided by Sharps to each Seller Party on the date of this Amendment. The Parties confirm that this Amendment serves as written notification by Sharps of its decision to exercise its option to purchase the Business Share as required under Section 7.10 of the Purchase Agreement (as amended, included by Amendment No. 3) , and receipt and acknowledgement thereof by each Seller Party. The Parties hereto agree that the Closing Date shall be February 28, 2022 unless the Buyer elects a Closing Date earlier than 5 pm European Standard Time on February 28, 2022, which the Buyer may do so by providing no less than 5 days prior written notice to the Seller specifying such earlier Closing Date.

3. Sharps shall have continuing access to the Factory from the date of this Amendment to the Closing Date in accordance with the Purchase Agreement.

4. The Parties agree that the wording of Section 4.1 of the Purchase Agreement be deleted in its entirety and replaced with the following wording:

"Buyer's Closing Deliveries/Consideration for the Business Share Sale. On the Closing Date, Buyer shall deliver the following to Seller:

(a) the Consideration of US$ 2.5 million in cleared funds paid by wire transfer to the account of the Seller (**"Settlement"**)."

5. The Parties agree that Sharps is exercising its option to purchase the Business Share. Sharps agrees to issue 75,000 (seventy five thousand) fully paid shares of Sharps' common stock to the Seller or to any party nominated by the Seller (the **"Shares"**) and grant an option to the Seller or to any party nominated by the Seller to purchase 93,750 (ninety three thousand seven hundred and fifty) shares of Sharp's common stock at US$2.00 per share (the **"Option"**). The Option is as set forth in Exhibit A attached to this Amendment.

6. The Parties agree that the following shall be of no further force or effect under the Purchase Agreement:

   (i) Amendment No. 1 dated June 24, 2020; and
   (ii) paragraphs 7 and 8 of Amendment No. 3.

7. Except as modified hereby, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Purchase Agreement. In the event of any conflict between the Purchase Agreement and this Amendment, this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED Alan Blackman, Director

NAME ALAN BLACKMAN

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________

NAME ______________________

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________

NAME ______________________

"Buyer's Closing Deliveries/Consideration for the Business Share Sale. On the Closing Date, Buyer shall deliver the following to Seller:

(a) the Consideration of US$ 2.5 million in cleared funds paid by wire transfer to the account of the Seller ("**Settlement**")."

5. The Parties agree that Sharps is exercising its option to purchase the Business Share. Sharps agrees to issue 75,000 (seventy five thousand) fully paid shares of Sharps' common stock to the Seller or to any party nominated by the Seller (the "**Shares**") and grant an option to the Seller or to any party nominated by the Seller to purchase 93,750 (ninety three thousand seven hundred and fifty) shares of Sharp's common stock at US$2.00 per share (the "**Option**"). The Option is as set forth in Exhibit A attached to this Amendment.

6. The Parties agree that the following shall be of no further force or effect under the Purchase Agreement:

   (i) Amendment No. 1 dated June 24, 2020; and
   (ii) paragraphs 7 and 8 of Amendment No. 3.

7. Except as modified hereby, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Purchase Agreement. In the event of any conflict between the Purchase Agreement and this Amendment, this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________________

NAME FILIPPO FILIPPI

SIGNED by for and on behalf of

CORPSERVE LIMITED, as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________________

NAME ______________________________

"Buyer's Closing Deliveries/Consideration for the Business Share Sale. On the Closing Date, Buyer shall deliver the following to Seller:

(a) the Consideration of US$ 2.5 million in cleared funds paid by wire transfer to the account of the Seller ("**Settlement**")."

5. The Parties agree that Sharps is exercising its option to purchase the Business Share. Sharps agrees to issue 75,000 (seventy five thousand) fully paid shares of Sharps' common stock to the Seller or to any party nominated by the Seller (the "**Shares**") and grant an option to the Seller or to any party nominated by the Seller to purchase 93,750 (ninety three thousand seven hundred and fifty) shares of Sharp's common stock at US$2.00 per share (the "**Option**"). The Option is as set forth in Exhibit A attached to this Amendment.

6. The Parties agree that the following shall be of no further force or effect under the Purchase Agreement:

   (i) Amendment No. 1 dated June 24, 2020; and
   (ii) paragraphs 7 and 8 of Amendment No. 3.

7. Except as modified hereby, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Purchase Agreement. In the event of any conflict between the Purchase Agreement and this Amendment, this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ____________________

NAME ____________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ____________________

NAME ____________________

SIGNED by for and on behalf of

CORPSERVE LIMITED, as sole corporate director of

NUMAN HOLDING LTD

SIGNED ____________________

NAME C. Volante

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED________________________________

NAME__________________________ C. Volante

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED________________________________

NAME__________________________________

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED_______________________________

NAME_______________________________

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED_______________________________

NAME ~~Jean-Maurice Emery~~ / Jonathan Gore

EXHIBIT A

SHARPS TECHNOLOGY INC.

Nonqualified Stock Option Agreement

This **NONQUALIFIED STOCK OPTION AGREEMENT** (this "Option Agreement"),

made and entered into on the day of July, 2021 (the "Grant Date"), by and between Numan Holding Inc., a BVI corporation (the "Holder") and Sharps Technology Inc., a Wyoming corporation (the "Company") pursuant to the Asset/Share Purchase Agreement (as amended, including by Amendment No. 4 dated on or about the date of this Option Agreement) between the Holder (and certain other parties) and the Company_dated 10 June 2020 (the "Safegard Share Purchase Agreement"), sets forth the terms and conditions of stock options issued to the Holder pursuant to this Option Agreement, which options have been approved by the Company's Board of Directors. Any capitalized terms used but not defined herein shall have the meaning prescribed in the Safegard Share Purchase Agreement.

1. Grant of Stock Option. Subject to the provisions of this Option Agreement, the Company hereby grants to the Holder 93,750 (ninety three thousand seven hundred and fifty) nonqualified stock options (the "Options") to purchase up to 93,750 (ninety three thousand seven hundred and fifty) shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"). The Options are granted as of the Grant Date pursuant to, and subject to the terms and conditions hereof.

2. Exercise Price. The exercise price per share of Common Stock subject to the Options is $2.00 (the "Exercise Price") which price is based on the last sale price of the Company's common stock.

3. Vesting. Subject to Section 4 hereof, the Options shall vest over a six-month period with 1/2 vesting immediately on the Grant Date and 1/2 vesting six months from the Grant Date. In the event of any "Change of Control", all of the options granted hereunder shall automatically and immediately vest. For purposes of this Option, the term Change of Control shall mean: the sale of all or substantially all of the assets of the Company; any merger, consolidation or acquisition of the Company with, by or into another corporation, entity or person which results in another party acquiring more than 50% of the entity. To avoid ambiguity, the Holder acknowledges that a reverse merger of the Company into a public entity wherein the pre-merger shareholders of the Company still own more than 50.1% of the combined company shall not constitute a Change of Control.

4. Breach of Safegard Share Purchase Agreement In the event of the Holder's material breach of the terms of the Safegard Share Purchase Agreement, the Company may terminate this Option Agreement along with the Options whether vested or not.

5. Term of Options. All unexercised Options shall expire as to all shares of Common Stock underlying the Options on the fifth anniversary of the Grant Date (the "Expiration Date"), unless sooner terminated as provided in Section 4 hereof, or extended by mutual written agreement of the parties hereto.

6. Method of Stock Option Exercise.

(a) The Options may be exercised during their term, in whole or in part, to the extent they have become vested and exercisable pursuant to Sections 3 and/or 4 and have not yet been forfeited or expired, by the Holder providing notice to the Company, signifying the Holder's election to

exercise the Options (the "Notice of Exercise"). The Notice of Exercise shall be in such manner and on such form as designated by the Executive Chairman and pursuant to procedures established by the Executive Chairman and/or another authorized officer of the Company. The Company may in the future change the person designated to receive such Notice(s) of Exercise, to any other agent or employee of the Company. In the event of any such change, the Company shall provide written notice to the Holder.

(b) The payment of the Exercise Price shall be subject to the following:

(i) Payment of Exercise Price. The Exercise Price shall be payable in cash or by wire transfer to the Company's bank account, for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes and for fees related to any agent(s), if applicable.

(ii) If requested by the Company, a written acknowledgement by the Holder, that an investment in the Common Stock of the Company involves a high degree of risk, that the Holder has received a copy of the Company's financial statements for the most recently ended fiscal year for which such statement is available, and that the Holder has had the opportunity to ask questions of management concerning the Company prior to the exercise of the Options (the Company to provide such information as the Holder may reasonably request in writing, provided that such information has been disclosed to the public).

(iii) The Exercise Price per share of Common Stock purchased upon the exercise of the Options shall be paid at the time of such exercise.

(c) Cashless Exercise. This Option may also be exercised, in whole or in part, at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a number of Option Shares equal to the quotient obtained by dividing [(A-B)(X)] by(A),

(A) = the average closing price per share of Common Stock for the five (5) days prior to the Notice of Exercise;

(B) = the Exercise Price of this Option, as adjusted hereunder; and

(X) = the number of Option Shares that would be issuable upon exercise of this Option in accordance with the terms of this Option if such exercise were by means of a cash exercise rather than a cashless exercise.

For illustration purposes, if A = \$10.00 per share, and B = \$2.00 per share and X = 93,750 shares, if the Holder converted on a cashless basis, the Holder would receive 75,000 shares calculated as follows:

$$\frac{(\$10.00 - \$2.00) \times 93{,}750}{\$10.00}$$

$$= 75{,}000$$

In the event that the Company is not publicly traded, the Holder may exercise this Option on a cashless basis by using the last price per share at which at least \$500,000 of shares or the conversion price of securities convertible into Common Stock was offered at and sold.

(d) The Company may cause each certificate evidencing the purchased Common Stock to be endorsed with one or more legends setting forth the restrictions on transfer or otherwise of such Common Stock.

(e) Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, the Holder, or such other person as may be entitled to exercise these Options, shall have none of the rights of a stockholder with respect to shares subject to the Options.

7. Taxes. Holder understands that, upon the exercise of the Options, Holder may recognize income, for federal and state income tax purposes. The acceptance of the shares underlying the Options by the Holder shall constitute an agreement by the Holder to report such income in accordance with then applicable law and to cooperate with the Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes.

8. Non-transferability. The Options shall not be transferable by the Holder other than to (i) a trust established in whole or in part for the benefit of one or more of the beneficial owners of the Holder or (ii) one or more entities that are beneficially owned in whole or in part by one or more of the Holder's beneficial owners (each a "**Permitted Transferee**"). The Options shall be exercisable, subject to the terms of this Option Agreement, only by the Holder or a Permitted Transferee.

9. Successors, Assigns and Transferees. This Option Agreement shall be binding upon, and inure to the benefit of, the parties hereto and each of their respective successors, assigns and permitted transferees (including, upon the death of the Holder, the Holder's estate).

10. Insider Trading Policy. The Holder hereby certifies as to its agreement to comply with any policies, instructions, guidelines or procedures covering trading in the Company's securities that the Company adopts from time to time, as may relate to the Options and underlying shares issued hereunder.

11. Exercise on certain Record Dates. Notwithstanding anything to the contrary contained in this Option Agreement, in the event the Company sets a record date ("Record Date") in connection with a distribution of bonus shares or dividends, rights offering, stock split, reverse stock split or capital reduction (each an "Event"), the Holder shall not be eligible to exercise the Options on the Record Date.

12. Integration. This Option Agreement and the other documents referred to herein, or delivered pursuant hereto, which form a part hereof contain the entire understanding of the parties with respect to their subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Option Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

13. Counterparts. This Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument. Notwithstanding the foregoing, any duly authorized officer of the Company may execute this Option Agreement by providing an appropriate facsimile signature and any counterpart or amendment hereto containing such facsimile signature shall for all purposes be deemed an original instrument duly executed by the Company.

14. Modification; Waiver. No provision of this Option Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing and signed by the

Holder and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Option Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

THIS OPTION AGREEMENT SHALL BE NULL AND VOID *AB INITIO*, AND THE GRANT OF OPTIONS REFLECTED HEREIN, SHALL BE DEEMED FORFEITED, UNLESS THE COMPANY RECEIVES, WITHIN TWO WEEKS OF ITS TENDER OF THIS OPTION AGREEMENT TO THE HOLDER, ONE COPY HEREOF BEARING THE HOLDER'S ORIGINAL COUNTERSIGNATURE BELOW.

IN WITNESS WHEREOF, the Holder has executed this Option Agreement on the Holder's own behalf, thereby representing that the Holder has carefully read and understands this Option Agreement as of the day and year first written above, and the Company has caused this Option Agreement to be executed in its name and on its behalf, all as of the date first written above.

SHARPS TECHNOLOGY, INC.

By:______________________________
Name:
Title:

Agreed to and Accepted
this day of July, 2021

By: CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED____________________________________

NAME____________________________________